Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959

Medalist Partners MBS Total Return Fund
Class A	SEMOX

(the “Fund”)

Supplement dated July 1, 2026 to the
Statutory Prospectus dated March 30, 2026

Effective July 1, 2026, the first paragraph of the sub-section titled “More About Class A Shares (Total Return Fund only)” of the section titled “SHAREHOLDER INFORMATION” in the Fund’s prospectus is revised as follows:

More About Class A Shares (Total Return Fund only)
A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Schedule A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Schedule A should read the terms and conditions of Schedule A carefully. For the variations applicable to shares offered through a Morgan Stanley Wealth Management transactional brokerage account, J.P. Morgan Securities LLC brokerage account and Raymond James-sponsored platforms, please see Schedule A. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Schedule A.

Additionally, effective July 1, 2026, the section titled “SCHEDULE A” in the Fund’s prospectus is revised by adding the following disclosure:

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•Shares purchased through rights of reinstatement.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Filed Pursuant to Rule 497(e)
Registration No. 333-17391; 811-07959
•Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•Breakpoints as described in the prospectus.
•Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Please retain this Supplement with your Statutory Prospectus for future reference.